THE MIDLAND COMPANY

537 E. PETE ROSE WAY
CINCINNATI, OHIO 45202
NOTICE OF ANNUAL MEETING


TO THE SHAREHOLDERS OF THE MIDLAND COMPANY:

	Notice is hereby given that the Annual Meeting of the Shareholders of The Midland Company will be held at the Company's offices, 537 E. Pete Rose Way, Cincinnati, Ohio 45202, on Thursday, April 14, 1994, at 10 a.m., for the following purposes:

	1. To elect 5 members of the Board of Directors to hold office for terms of three years.

	2. To ratify and approve the appointment of Deloitte & Touche as independent auditors.

	3. To transact any other business that may lawfully come before the meeting.

	As of the date of this notice, the foregoing is the only business which the Board of Directors intends to present or which the Board of Directors has knowledge that others will present at the meeting.

	You are urged to be present. If you do not expect to be present at the meeting but wish your stock to be voted, please date, fill in and sign the enclosed form of proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.

	Shareholders of record at the close of business on March 11, 1994, will be entitled to vote at the meeting or any adjournment thereof.

DATED AT CINCINNATI, OHIO THIS 18th day of March, 1994.


							    JOHN R. LABAR
							      Secretary




THE MIDLAND COMPANY
537 E. Pete Rose Way
Cincinnati, Ohio 45202

	The proxy and statement will first be sent to shareholders on or about March 18, 1994.

PROXY STATEMENT

	The enclosed proxy is solicited by the issuer. Each person giving a proxy may revoke it at any time before it is voted by giving notice to the Company in writing or in open meeting, or by a later dated proxy received by the Company. Any written notice of revocation should be addressed to the Company as indicated above to the attention of the Secretary. Each valid proxy received in time will be voted at the meeting, and if a choice is specified on the ballot, it will be voted in accordance with such specification. Holders of stock on the books of the Company at the close of business on the 11th day of March, 1994, are entitled to notice of and to vote at the meeting. The Company then had outstanding voting securities consisting of 2,999,081 shares of common stock, the holders of which are entitled to one
(1) vote per share.

PRINCIPAL HOLDERS OF VOTING SECURITIES

	The following table sets forth, as of March 11, 1994, the holdings of persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than 5% of its outstanding common stock. Information has been furnished by the persons listed. Beneficial ownership has been determined in accordance with rules and regulations of the Securities and Exchange Commission.

	Name and Address of     Amount Beneficially
	  Beneficial Owner            Owned            Percent of Class

	J. P. Hayden, Jr.
	537 E. Pete Rose Way
	Cincinnati, Ohio 45202       578,217 (1)              19.0%

	Burgess L. Doan
	1 Riverfront Place
	Newport, KY  41071           373,248 (2)              12.4%

	Robert W. Hayden
	537 E. Pete Rose Way
	Cincinnati, Ohio 45202       351,236 (3)              11.7%

	Name and Address of     Amount Beneficially
	  Beneficial Owner            Owned            Percent of Class

	John R. LaBar
	537 E. Pete Rose Way
	Cincinnati, Ohio 45202       340,202 (4)              11.3%

	William McD. Kite
	525 Vine Street
	Cincinnati, Ohio  45202      216,359 (5)               7.2%

	Gabelli Fund, Inc.
	One Corporate Center
	Rye, NY  10580               183,900                   6.1%

	Dimensional Fund
	Advisors, Inc.
	1299 Ocean Ave.
	Suite 650
	Santa Monica, CA 90401       166,900 (6)               5.6%


	(1) Includes 462,272 shares over which J. P. Hayden, Jr. has sole voting and investment power, 59,245 over which he has sole voting power only, 10,800 over which he shares voting and investment power, and 45,900 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

	(2) Includes 176,256 shares over which Burgess L. Doan has sole voting and investment power, including 34,398 shares held in trust for the benefit of the family of J. P. Hayden, III, and 40,398 shares held in trust for the benefit of the family of John W. Hayden. These shares held in trust are not shown as owned beneficially by J. P. Hayden, III or John W. Hayden. In addition, Mr. Doan shares voting and investment power over 138,000 shares as co-trustee with William McD. Kite, under agreement with J. Page Hayden, deceased. J. P.
Hayden Jr. is among the beneficiaries of the trust entitled to receive distribution of income. These trust shares are not shown as beneficially owned by J. P. Hayden, Jr. Furthermore, Mr. Doan shares voting and investment power over 58,992 shares held in trust as a co-trustee for the benefit of the children of Robert W. Hayden.

	(3) Includes 337,336 shares over which Robert W. Hayden has sole voting and investment power, 1,500 shares over which he has sole voting power, and 12,400 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

	(4) Includes 325,602 shares over which John R. LaBar has sole voting and investment power, 1,500 shares over which he has sole voting power, 100 shares over which he shares voting and investment power, and 13,000 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

	(5) Includes 211,359 shares over which William McD. Kite shares voting and investment power, including 138,000 shares over which Mr. Kite is a co-trustee with Burgess L. Doan under agreement with J. Page Hayden, deceased.
J. P. Hayden, Jr. is among the beneficiaries of the trust entitled to receive distribution of income. These trust shares are not shown as beneficially owned by J. P. Hayden, Jr. In addition, it includes 58,987 shares over which Mr. Kite is a co-trustee for the benefit of children of Robert W. Hayden. Finally it includes 5,000 shares that may be acquired through exercise of options within 60 days of March 11, 1994. Mr. Kite, a director, is a partner of the law firm of Cohen, Todd, Kite & Stanford, general counsel for the Company. The Company paid the firm fees of $331,138 in 1993.

	(6) Dimensional disclaims beneficial ownership of these shares which are held in investment portfolios it manages for employee benefit plans.

	    As of March 11, 1994, all Directors and Officers of the Company, as a group, beneficially owned 1,716,055 shares of the common stock of the Company. This amount includes 172,600 shares which may be acquired through exercise of options within 60 days of March 11, 1994. The amount so beneficially owned represents 54.1% of the aggregate of the shares outstanding on that date plus the shares which may be so acquired through exercise of options.

ELECTION OF DIRECTORS

	    It is intended that proxies given to the persons named in the enclosed form of proxy will be voted for the election of nominees listed below. In case any nominee is unable or declines to serve, it is intended that proxies will be voted for the balance of those named and for such person as shall be designated by the Board of Directors to replace any such nominee. The issuer has no knowledge or reason to believe that any nominee will be unable or unwilling to serve. Shareholders have cumulative voting rights in the election of Directors. If notice in writing is given by any shareholder to the President, a Vice President, or the Secretary of the Company, not less than forty-eight (48) hours before the time fixed for holding the meeting, that he desires that the voting for the election of Directors be cumulative, and if an announcement of the giving of such notice is made upon convening of the meeting, each shareholder shall have the right to cumulate his shares in voting for the Directors. By this procedure a shareholder, instead of registering one vote per share for each candidate of his choice, may cast the entire total of his votes (as many votes as the number of Directors to be elected multiplied by the number of his shares equals) for one candidate or distribute them among the candidates otherwise as he desires. This proxy does not solicit discretionary authority to accumulate votes.

	The Board of Directors will consist of fifteen members divided into three classes. Five directors are to be elected at the annual meeting to serve until the annual meeting in 1997 and until their successors have been elected and qualified. It is intended that the accompanying proxy will be voted for the election of the following five nominees:


						                                               Shares of Common
		                  Principal Occupation             Stock of Company  Percent
			                       and Other          Director Beneficially Owned   of
 Directors           Business Affiliations     Since   on March 11, 1994  Class
George R. Baker        Corporate Director/        1971    5,740    (7)      0.2%
(Age 64)               Advisor, since July 1,
		                     1985;Director, Reliance
		                     Group Holdings, Inc.,
		                     Reliance Insurance Co.,
              		       W. W. Grainger,Inc.;
		                     WMS Industries, Inc.

Michael J. Conaton     President of the Company;  1969   53,200    (8)      1.8%
(Age 60)               Director, Society National
              		       Bank

John R. LaBar          Vice President and         1963  340,202    (2)     11.3%

(Age 62)               Secretary of the Company

J. P. Hayden, III (1)  Vice President of          1989   38,870    (9)      1.3%
(Age 41)               The Company; President
              		       of M/G Transport Services,
              		       Inc. (wholly owned Subsidiary
		                     of The Midland Company)

William J. Keating     Formerly Chairman and      1991    3,000   (13)      .01%
(Age 66)               Publisher and Chief Executive
              		       Officer of The Cincinnati
              		       Enquirer, Formerly Chairman
		                     of the Board of Associated
	         	            Press, Director, Fifth Third
		                     Bancorp and Fifth Third Bank

	The following directors have been elected to serve until the annual meeting in 1995 and until their successors have been elected and qualified:


						                                                Shares of Common
             		      Principal Occupation             Stock of Company  Percent
			                        and Other         Director Beneficially Owned   of
 Directors           Business Affiliations     Since   on March 11, 1994  Class
J. P. Hayden, Jr. (1)  Chairman of the Board of   1961  578,217    (2)     19.0%
(Age 64)               the Company; Director,
	              	       Star Banc Corporation

William McD. Kite      Attorney, Partner of firm  1966   216,359   (2)      7.2%
(Age 70)               of Cohen, Todd, Kite & Stanford

John M. O'Mara         Financial Consultant;      1983     7,500  (10)      0.2%
(Age 66)               Director, Baldwin &
              		       Lyons, Inc.; Plautronic,
		                     Inc.; Formerly Chairman of
		                     the Executive Committee,
		                     Quality Care Systems;
		                     Formerly President, Chemvest
		                     International, Inc.; Formerly
		                     Chairman of the Board and Chief
		                     Executive Officer of Global
		                     Natural Resources, Inc.

Glenn E. Schembechler  Formerly President,        1981    10,400  (11)      0.3%
(Age 64)               Detroit Tigers Baseball
              		       Club; Formerly, Athletic
		                     Director and Head Football
		                     Coach, University of Michigan;
		                     Director, Riddell Sports, Inc.

John I. Von Lehman     Vice President, Treasurer  1991    12,500  (12)      0.4%
(Age 41)               and Chief Financial Officer
              		       of the Company

	The following directors have been elected to serve until the annual meeting in 1996 and until their successors have been elected and qualified:

                                  						     Shares of Common
		                   Principal Occupation             Stock of Company  Percent
                     			   and Other         Director Beneficially Owned   of
 Directors           Business Affiliations     Since   on March 11, 1994  Class

James H. Carey         Corporate Director/        1971     2,440   (3)      0.1%
(Age 61)               Advisor; Managing Director,
		                     Briarcliff Financial
		       														Associates, Since June,
		       														1991; Director, Airborne
		       														Freight Corporation; Cowan
		       														Group of Funds; Formerly
              		       President and Chief
		                     Executive Officer of The
		                     Berkshire Bank, NY, NY;
		            									Formerly President, Graham
		                     & Carey, Inc.

Robert W. Hayden (1)   Vice President of the      1968   351,236   (2)     11.7%
(Age 55)               Company

John R. Orther         Certified Public           1961     3,200   (4)      0.1%
(Age 75)               Accountant

William F. Plettner    Retired Vice Chairman and  1961    58,088   (5)      1.9%
(Age 71)               President of the Company

John W. Hayden (1)     Vice President of the      1991    58,150   (6)      1.9%
(Age 36)               Company; Senior Executive
              		       Vice President of American
		                     Modern Home Insurance
		                     Group (wholly owned
		                     Subsidiary of The
		                     Midland Company)


	Information has been furnished by the persons listed. Beneficial ownership has been determined in accordance with rules and regulations of the Securities and Exchange Commission. Periods of service as directors include service as directors of the Company's predecessor, Midland-Guardian Co.

(1) J. P. Hayden, Jr. and Robert W. Hayden, both of whom are executive officers of the Company and various subsidiaries, are brothers. J. P. Hayden, III and John W. Hayden are sons of J. P. Hayden, Jr.

(2) With reference to the holdings of J. P. Hayden, Jr., Robert W. Hayden, John
R. LaBar, and William McD. Kite, see footnotes (1) through (5) under Principal Holders of Voting Securities.

(3) Includes 440 shares over which James H. Carey has sole voting and investment power, and 2,000 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

(4) Includes 700 shares over which John R. Orther has sole voting and investment power, and 2,500 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

(5) Includes 55,868 shares over which William F. Plettner has sole voting and investment power, 220 shares over which he shares voting and investment power, and 2,000 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

(6) Includes 600 shares over which John W. Hayden has sole voting and investment power, 1,500 over which he has sole voting power, 3,860 shares over which he shares voting and investment power, 41,690 shares over which he shares investment power only, and 10,500 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

(7) Includes 740 shares over which George R. Baker has sole voting and investment power and 5,000 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

(8) Includes 2,500 shares over which Michael J. Conaton has sole voting power, 29,700 shares over which he shares voting and investment powers, and 21,000 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

(9) Includes 1,060 shares over which J. P. Hayden, III has sole voting and investment power, 1,500 shares over which he has sole voting power, 9,270 shares over which he shares voting and investment power, 15,940 shares over which he shares investment power only, and 11,100 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

(10) Includes 2,500 shares over which John M. O'Mara has sole voting and investment power, and 5,000 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

(11) Includes 5,400 shares over which Glenn E. Schembechler has sole voting and investment power and 5,000 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

(12) Includes 600 shares over which John I. Von Lehman has sole voting and investment power, 1,500 shares over which he has sole voting power, and 10,400 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

(13) Includes 2,000 shares over which William J. Keating shares voting and investment powers and 1,000 shares that may be acquired through exercise of options within 60 days of March 11, 1994.

	The Board of Directors of the Company has an audit committee and a compensation committee, but has no nominating committee. The audit committee is composed of James H. Carey, John R. Orther, John M. O'Mara and Glenn E. Schembechler. The function of the audit committee is to nominate auditors for the annual audit of the Company and discuss the audit work with the auditors appointed to perform the audit. The compensation committee is composed of George R. Baker, James H. Carey and William J. Keating. The function of the compensation committee is to review and make recommendations as to compensation of the senior executive officers of the Company. The Board of Directors of the Company had four meetings, the audit committee had four meetings and the compensation committee had three meetings in 1993.

	The Company pays outside Directors an annual fee of $12,000 plus an attendance fee of $750 for each regularly held meeting. In addition, the Company pays outside Directors who serve on the audit committee or the compensation committee an annual fee of $2,000 for services on such committee. The net value realized from exercise of options in 1993 by non-employee directors was $54,050.


EXECUTIVE COMPENSATION

	The following Summary Compensation Table provides an overview of compensation paid, earned or awarded to the CEO and the four other most highly paid executive officers of the Company as to whom total annual salary and bonus exceeded $100,000 for 1993.

			  SUMMARY COMPENSATION TABLE

					  Long Term Compensation     All Other
		     Annual Compensation           Awards          Compensations
					     Restricted
Name and                                       Stock    Options/  (2)     (3)
Principle Position   Year   Salary    Bonus   Awards(1)  SAR'S  401(k) Insurance

J.P. Hayden, Jr.      1993  $475,000  $162,396   $229,375   0   $4,497   $2,208
Chairman of the Board 1992   440,000   145,922       0      0    4,364    2,208
and Chief Executive   1991   415,000   110,905       0   15,000  2,029    2,208
Officer

Michael J. Conaton    1993  $260,000  $ 81,198   $114,687   0   $4,497   $2,208
President and         1992   235,000    72,960       0      0    4,364    1,200
Chief Operating       1991   214,000    55,451       0    7,000  3,037    1,200
Officer

John R. LaBar         1993  $155,000  $ 65,559   $ 68,812   0   $4,497   $2,208
Vice President and    1992   141,000    57,769       0      0    4,230    2,208
Secretary             1991   133,500    44,361       0    4,500  1,797    2,208

Robert W. Hayden      1993  $150,000  $ 65,559   $ 68,812   0   $4,497   $1,200
Vice President        1992   134,000    57,769       0      0    4,020      552
              		      1991   126,500    44,361       0    4,500  3,243      552

John I. Von Lehman    1993  $170,000  $ 48,919   $ 68,812   0   $4,497   $   0
Vice President,       1992   150,000    43,576       0      0    4,364       0
Treasurer and Chief   1991   118,000    33,271       0    4,000  3,540       0
Financial Officer

(1) Dividends will be paid on stock reported in this column. The restricted stock awarded in 1993 was as follows: J. P. Hayden, Jr., 5,000 shares; Michael
J. Conaton, 2,500 shares; and John R. LaBar, Robert W. Hayden and John I.
Von Lehman, 1,500 shares each.
(2) Total 401(k) matching contributions earned during year, paid and accrued.
(3) Total term life insurance premium paid during year.

	A 401(k) Savings Plan has been adopted by the Board of Directors and approved by the Internal Revenue Service. The plan provides an additional retirement benefit for salaried employees. An employee may make basic pre-tax contributions to his plan account up to 6% of his base salary. The Company will contribute $.50 for each dollar of the employee's basic contribution. An employee may also make supplemental contributions up to an additional 10% of his base salary. However, an employee's total contributions may not exceed $9,240 in 1994. The Company will not match supplemental contributions. Cash compensation paid pursuant to this plan is included in the Summary Compensation Table as All Other Compensation.

	A Pension Plan has been adopted by the Board of Directors and approved by the Internal Revenue Service. The plan provides for payment of annual benefits to salaried employees of the Company upon retirement. The monthly benefits equal the years of service (up to a maximum of 35 years) multiplied by the sum of 1% of that portion of average monthly salary constituting Social Security covered compensation, plus 1.75% of that portion of average monthly salary not constituting Social Security covered compensation. Average monthly salary is based on the highest average salary for 5 consecutive years.

	Proposed compensation in the form of payments from this non-contributory defined benefit pension plan are not included in the Summary Compensation Table. The 1993 estimated annual benefits (after deduction for social security benefits) payable upon retirement is a straight line annuity paid from the plan and may be individually estimated by reference to the following table:

	Average                         YEARS OF SERVICE

 Annual
 Salaries          20              25              30              35

 $100,000      $ 31,353        $ 39,192        $ 47,030        $ 54,868

  150,000        48,853          61,067          73,280          85,493

  200,000        66,353          82,942          99,530         116,118

  250,000        83,853         104,817         125,780*        146,743*

  300,000       101,353         126,692*        152,030*        177,368*

  350,000       118,853*        148,567*        178,280*        207,993*

  400,000       136,353*        170,442*        204,530*        238,618*

  450,000       153,853*        192,317*        230,780*        269,243*

  500,000       171,353*        214,192*        257,030*        299,868*

  550,000       188,853*        236,067*        283,280*        330,493*

* Under the Internal Revenue Code, the maximum allowable annual benefit payable by the plan in 1994 is $118,800. In addition, the maximum pay that can be used to determine the benefit is $150,000 (previously this was $235,840). However, the Board of Directors has approved the payment to participants directly by the Company of any reduction in benefits occasioned by limitations on benefits contained in the Internal Revenue Code.

	The compensation covered by the plan includes only basic salary. The credited years of service through 1993 and current compensation for 1994 covered by the plan of each of the five most highly compensated executive officers of the Company is set forth in the following table:

	    Name of               Plan           Years of
	   individual          Compensation      Service

	J. P. Hayden, Jr.       $525,000            44

	Michael J. Conaton       285,000            32.8

	John I. Von Lehman       180,000            13.5

	John R. LaBar            165,000            40.6

	Robert W. Hayden         160,000            33.8

	The following table sets forth the aggregated option exercises during 1993 and the option value as of December 31, 1993 for the CEO and the four other most highly paid executive officers of the Company under the Stock Option Plan adopted by the Board of Directors and approved by the shareholders.


      	      Aggregate Option/SAR Exercises in Last Fiscal Year
                  			 and FY-End Option/SAR Values
								                                                          Value of
						                                            Number of      Unexercised
						                                           Unexercised     In-the-Money
						                                           Options/SARs    Options/SARs
						                                           at Year End     at Year End
			                    Shares
             		       Acquired        Value      Exercisable/    Exercisable/
Name                  On Exercise     Realized   Unexercisable   Unexercisable

J.P. Hayden, Jr.        --              --         45,900          $978,200
                                                 							0                $0

Michael J. Conaton      --              --         21,000          $447,000
                                                 							0                $0

John R. LaBar           --              --         13,000          $275,250
                                                 							0                $0

Robert W. Hayden        --              --         12,400          $260,825
                                                 							0                $0

John I. Von Lehman      --              --         10,400          $216,012
                                                 							0                $0

Report of the Compensation Committee


	The Compensation Committee's compensation policies are to attract and retain qualified executive officers, to reward them for profitable corporate performance and to provide incentives for them to create long-term corporate stability and growth. Therefore, the Company's compensation package for its executive officers consists of base salary and annual performance based bonus and incentive awards. The level of these amounts is determined by this Committee.

	The Committee sets base salaries at levels believed by the Committee to be sufficient to attract and retain qualified executives, including the Chief Executive Officer, considering other compensation components offered by the Company and salaries offered by other companies. The Chief Executive
Officer's 1993 salary of $475,000 was an 8% increase over 1992. Salaries of executive officers are listed in the Summary Compensation Table.

	The Committee believes that a significant portion of total compensation should be subject to specific annual performance criteria. Consequently, the annual bonus potential is set at a significant percentage of salary. The target bonus is based on the annual profit performance of the Company and the individual officer's percentage of participation in the Profit-Sharing Plan. The Board of Directors of the Company has continued its policy of adopting a Profit Sharing Plan first initiated in 1968 under which the Board is authorized to pay to certain of the executive officers of the Company as additional compensation during each year an aggregate sum not to exceed 3% of the consolidated earnings (before taxes) of the Company during such year. The Compensation Committee determines each respective executive officer's, including the Chief Executive Officer's, percentage of participation in the plan based on specific job responsibilities. Total executive bonuses are generally less than 50 percent of the executive's base salary. The Chief Executive Officer's annual bonus for 1993 was $145,922 which represents 30% of the bonus pool created under the Profit-Sharing Plan. This is comparable to prior years and reflects the Company's profit performance for 1993. Cash compensation paid pursuant to the plan is included in the Summary Compensation Table.

	Long-term incentive awards are made under the Company's Employee Incentive Stock Plan which authorizes restricted stock awards, stock option grants and stock appreciation rights. The Plan was adopted to provide incentives to encourage employee contribution to the Company's stability and growth. The Plan in administered by the members of the Compensation Committee. In 1993, restricted stock was awarded to the Chief Executive Officer and other executive officers as set forth in the Summary Compensation Table.

	The Compensation Committee is composed of three independent nonemployee directors, whose names are:

		George R. Baker
		James H. Carey
		William J. Keating

																		      FIVE YEAR TOTAL RETURN
								  CAMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN *
   		AMONG MIDLAND CO., AMERICAN STOCK EXCHANGE COMPOSITE AND THE S&P
		  																	PROPERTY AND CASUALTY GROUP

Dollars
250 ---------------------------------------------------------------



						      																																										B           B
200 ---------------------------------------------------------------
						      																																										A           A
					 																																			B
																																																																  C
					 																																			A
150 ------------------------B------------C------------C------------
	       						B
			    																					A
	       						C
	       						A            	C
100 #--------------------------------------------------------------



   A = MIDLAND     B = S&P PROPERTY/CASUALTY    C = AMEX COMPOSITE
 50 ---------------------------------------------------------------
 1988        1989         1990         1991         1992         1993



			   1988   1989   1990   1991   1992   1992
===================================================================
MIDLAND                     100   116.1  127.1  154.3  189.7  189.4
S & P PROPERTY/CASUALTY     100   146.2  154.3  178.8  209.4  205.7
AMEX COMPOSITE              100   124.6  178.8  144.4  150.4  176.6

ASSUMES $100 INVESTED ON DECEMBER 31, 1988 IN MIDLAND COMMON STOCK, AMEX COMPOSITE ADN THE S&P PROPERTY AND CASUALTY GROUP.
* TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS.
# STARTING POINT OF $100 FOR ALL THREE CHARTED ITEMS.

RATIFICATION OF SELECTION OF AUDITORS

	The Board of Directors has selected the firm of Deloitte & Touche as auditors to make an examination of the accounts of the Company for the year 1994. This firm of independent certified public accountants has made the annual audits of the accounts of the Company and its predecessor, Midland-Guardian Co., since 1952. Such selection of auditors is submitted to the shareholders for ratification and approval or rejection. If rejected, the audit committee of the Board of Directors will select other auditors. Representatives of such auditors are expected to be present at the meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

	Proposals of shareholders intended to be presented at the 1995 annual meeting must be received at the Company's executive offices on or before November 15, 1994, in order to be included in the proxy statement and form of proxy relating to that meeting.

COST OF SOLICITATION

	The cost of preparing and mailing this statement and the accompanying notice of meeting and proxy, and any additional material relating to the meeting, and the cost of soliciting proxies, will be borne by the Company.

OTHER MATTERS

	The Board of Directors knows of no other matters which are likely to be brought before the meeting. However, if any other matters not now known properly come before the meeting, the persons named in the enclosed proxy or their substitute, will vote said proxy in accordance with their judgment of such matters.

	The above notice and proxy statement are sent by order of the Board of Directors.


						JOHN R. LABAR

						  Secretary
Dated: March 18, 1994

Shareholders may obtain without charge a copy of the Company's 1993 report to the Securities and Exchange Commission on Form 10-K by sending a request to:
Office of the Secretary - 10K Report, The Midland Company, 537 E. Pete Rose Way, Cincinnati, Ohio 45202.

 THE MIDLAND COMPANY 1994 PROXY CARD - FRONT SIDE


                          			    THE MIDLAND COMPANY
                  	 	       Annual Meeting April 14, 1994
         	 This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints J.P. Hayden, Jr., Michael J. Conaton, and John
R. LaBar, and each of them, attorneys with the powers which undersigned would possess if personally present, including the power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of The Midland Company to be held at the Company's office, 537 E. Pete Rose Way, Cincinnati, Ohio, 45202, at 10:00 A.M. on the 14th day of April, 1994, and at any adjournments thereof. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

Election of Directors, Nominees:                           (change of address)
George R. Baker, Michael J. Conaton, John R. LaBar,
J.P. Hayden, III, William J. Keating.
                                              				   _____________________

	                                           						   _____________________

				                                           			   _____________________

                                           							   _____________________
							                                              (If you have written
                                           							   in the above space,
							                                              please mark the
							                                              corresponding box on
							                                              the reverse side of
							                                              this card.)

You are encouraged to specify your choices my marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this Card.

							SEE REVERSE SIDE

THE MIDLAND COMPANY 1994 PROXY CARD - REVERSE SIDE


_X_ Please mark you votes as in the example            SHARES IN YOUR NAME




			   FOR      WITHHELD
1. Election of Directors   ___        ____

       For, except vote withheld from the following nominee(s):

      ______________________________________

2. PROPOSAL TO RATIFY AND APPROVE the appointment f Deloitte & Touche as independent auditors. FOR ____ AGAINST ____ ABSTAIN ____

3. In their discretion, upon other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the signed stockholder. If no direction is made, this proxy will be voted in favor of the proposals.

As to any other matter, or if any of said nominees are not available for election, attorneys shall vote in accordance with their best judgement.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


CHANGE OF ADDRESS  ______

ATTEND MEETING     ______

SIGNATURE(S) ____________________________  DATE  _______________

SIGNATURE(S) ____________________________  DATE  _______________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.